Inventories	12 Months Ended
Dec. 31, 2019
Disclosure Of Inventories [Abstract]
Inventories
16 Inventories

	2019 US$m	2018 US$m
Raw materials and purchased components	675	734
Consumable stores	925	862
Work in progress	1,066	1,026
Finished goods and goods for resale	936	977
Total inventories	3,602	3,599
Comprising:
Expected to be used within one year	3,463	3,447
Expected to be used after more than one year	139	152
Total inventories	3,602	3,599

During 2019, the Group recognised a net inventory write-downs of US$42 million. This comprised inventory write-offs of US$134 million partly offset by write-back of previously written down inventory due to an increase in realisable values amounting to US$92 million. In 2018, the Group recognised inventory write-downs, net of reversals, amounting to US$48 million.
At 31 December 2019, US$611 million (2018: US$566 million) of inventories were pledged as security for liabilities.